Supplement dated March 15, 2024
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Columbia Multi Strategy Alternatives Fund	10/1/2023
On March 14, 2024, the Board of Trustees of Columbia Multi Strategy Alternatives Fund (the Fund) approved changes to the Fund's Principal Investment Strategies to modify certain underlying investment sleeve allocation ranges. As a result, effective immediately, the changes described in this Supplement are hereby made to the Fund’s Prospectus.
The last two sentences of the fourth paragraph under the heading "Principal Investment Strategies" in the "More Information About the Fund" section is hereby superseded and replaced with the following:
It is anticipated that the Columbia Management sleeves will comprise approximately 40%-60% of the Fund's assets and the balance of the Fund's assets will be allocated to AQR and PGIM Quantitative Solutions, but Columbia Management may alter this allocation in its discretion without notice. Each of these sleeves is described in more detail below.
The second paragraph under the subheading "Columbia Management Sleeves" under the heading "Principal Investment Strategies" in the "More Information About the Fund" section is hereby superseded and replaced with the following:
It is anticipated that typically the Commodity Futures Long/Short Sleeve, the G10 Currency Sleeve and the Global Tactical Asset Allocation (GTAA) Sleeve will each comprise from 0% to 15% of the Fund’s assets, and the Mortgage Opportunities Sleeve will comprise between 15% and 50% of the Fund’s assets, but the Investment Manager may alter these ranges in its discretion without notice. In addition, a Liquidity Sleeve may be utilized to manage cash flows in and out of the Fund and to manage the Fund’s overall risk exposure; this sleeve has no set parameters but is typically anticipated to comprise a small amount of the Fund’s assets under normal circumstances.
The last paragraph under the subheading "AQR Sleeve" under the heading "Principal Investment Strategies" in the "More Information About the Fund" section is hereby superseded and replaced with the following:
The AQR Sleeve may comprise up to 60% of the Fund’s assets, but the Investment Manager may alter this range in its discretion without notice.
The last paragraph under the subheading "PGIM Quantitative Solutions Sleeve" under the heading "Principal Investment Strategies" in the "More Information About the Fund" section is hereby superseded and replaced with the following:
The PGIM Quantitative Solutions Sleeve may comprise up to 60% of the Fund’s assets, but the Investment Manager may alter this range in its discretion without notice.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP259_05_014_(03/24)